Exhibit 99(i)(15)

                         [LOGO] CH Energy Group, Inc.
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                     New York Society of Security Analysts

                               September 12, 2002

                        Paul J. Ganci - Chairman and CEO

                          Steven V. Lant - COO and CFO

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                                                    [LOGO] CH Energy Group, Inc.
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                          ---------            ---------
                          Financial            Strategic
                          Overview             Overview
                          ---------            ---------
    -----------------        |                     |           ----------
       Advantageous          |                     |              Rate
    Capital Structure \      |                     |        /  Settlement
    -----------------  \     |                     |       /   ----------
                        \    |                     |      /
-----------------        \   |                     |     /
  Experienced             \ ------------------------------        --------------
   Management   -----------                                        No Stranded
 and Employees              [LOGO] CH Energy Group, Inc.   -------    Costs
-----------------          /                                      --------------
                          / ------------------------------
       --------------    /   |                     |      \   --------------
         Profitable     /    |                     |       \  Power Purchase
        Competitive    /     |                     |           Arrangements
         Business            |                     |          --------------
       --------------        |                     |
                             |                     |
                     --------------         --------------
                       Outstanding             Low Cost
                        Customer            Structure and
                     Service Record           Rate Level
                     --------------         --------------


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                                                    [LOGO] CH Energy Group, Inc.
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Forward-Looking Statements -

Statements included in this presentation which are not historical in nature, are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended by Public Law 104-67, and within the meaning of the Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including "anticipate," "believe," "projects," "intends," "estimates," "expect," and similar expressions. The Company cautions readers that forward-looking statements, including without limitation, those relating to the Company's future business prospects, revenues, proceeds, working capital, liquidity, income and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors including those identified from time-to-time in the Company's reports filed with the SEC. All forward-looking statements are intended to be subject to the safe harbor protections provided by the laws mentioned above. A number of important factors affecting the Company's business and financial results could cause actual results to differ materially from those stated in the forward-looking statements. Those factors include but are not limited to; weather; energy supply and demand; fuel prices and interest rates, potential future acqusitions, developments in the legislative, regulatory and competitive environment; electric and gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs and the success of strategies to satisfy power requirements now that Central Hudson's generation has been sold; future market prices for energy, capacity and ancillary services; the outcome of pending litigation; and certain environmental matters, particularly industrial waste remediation requirements, and certain presently unknown or unforseen factors, including but not limited to, acts of terrorism.


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                                                    [LOGO] CH Energy Group, Inc.
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Strategic Overview - CH Energy Group

Shareholder Value -

  "CH Energy Group intends to deliver consistent value and a competitive total shareholder return through a healthy and stable dividend and a trend of growing earnings per share by 5 - 6% per year over the $2.50 - $2.65 per share to be earned in 2002"

o     A highly profitable, low risk utility in a diversified and growing market

o     Seasoned management team

o     A profitable competitive affiliate with a multi-state growth footprint

o     Solid financial structure

o     Dividend of $2.16 per share

o     Significant opportunities to grow core business

o Substantial cash reserves targeted to fund a 25% share repurchase over 5 years, but which also provide liquidity, optionality and investment income.


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                                                    [LOGO] CH Energy Group, Inc.
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Experienced Management and Employees

o     Performance driven management with an average of 20 years experience

o Management and employee quality evidenced by efficient operations, high level of customer service and creation of shareholder value

o     Central Hudson has never had a strike or work stoppage

o Annual productivity increases underscore management and employee commitment to excellence


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                                                    [LOGO] CH Energy Group, Inc.
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                      Central Hudson Gas & Electric Corp.
                             Customers Per Employee

1995-2002 Increase 4% per year

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                       1992    1993    1994    1995    1996    1997    1998    1999    2000    2001 Act.  2002 Plan
Customers/Employee      282     293     292     302     320     333     347     363    374      377         401


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                                                    [LOGO] CH Energy Group, Inc.
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Strategic Market - The Northeast Corridor

o Central Hudson Gas & Electric Franchise at the center of the Boston-New York-Washington corridor (BONEWA)

      o     70 million customers

      o     40% of the U.S. economy

      o     Growing economic ties with Montreal & Toronto

      o     Part of NY metro economy

o     Central Hudson Energy Services

      o     Expanding the customer base to metro Washington, D.C. and New
            England

            --    Griffith Consumers

            --    SCASCO

                                  [MAP OMITTED]

   Copies of map can be obtained by contacting Diane Seitz at (845) 486-5597

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                                                    [LOGO] CH Energy Group, Inc.
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CHG&E Corporation - A Successful Utility

o     Core of strategy - create highly satisfied customers

o     Low cost

      o     Minimize traditional costs of service rate making

      o     Negotiate long term settlements that stabilize prices

      o Grow earnings through deploying capital to reduce expenses and continuous improvement in "Process Productivity"

      o     Effective management of the supply risk

o     Superior customer service

      o     Price

      o     Reliability / quality

      o     Responsiveness


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                                                    [LOGO] CH Energy Group, Inc.
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CHG&E Market - Fastest Growing Region in New York State

                           ------------------------------

---------------------------
UPPER HUDSON

o  Scenic and historical

o  Recreational economy  -------->   N Y Thruway

o  Expanding distribution

o  Albany suburban sprawl
---------------------------                            -------------------------
                                                       LOWER HUDSON
---------------------------
MID HUDSON                                             o  Suburban economy tied
                                     Kingston             to Metro NYC
o  Hi-tech                -------->                  | o  Distribution centers
                                     Poughkeepsie    | -------------------------
o  Suburban economy                                  |
---------------------------                          |
                                                     |
                                     Stewart   <-----|

                                     Newburgh

                                     West Point

                           ------------------------------


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                                                    [LOGO] CH Energy Group, Inc.
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CHG&E - An Upstream Natural Gas Hub and the Critical Electric Transmission Link

        Electric Transmission                Gas Pipelines and Interconnections
        ---------------------                ----------------------------------

           [MAP OMITTED]                               [MAP OMITTED]

------------------------------------       -------------------------------------
o     Critical electric transmission       o     Access to five pipelines
      link from upstate New York and
      Canada to metro NYC and New          o     Six interstate suppliers
      England
                                           o     167 mile internal high pressure
o     Ties to seven systems optimizes            network
      electric purchase options
------------------------------------       -------------------------------------

   Copies of maps can be obtained by contacting Diane Seitz at (845) 486-5597

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                                                    [LOGO] CH Energy Group, Inc.
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CH Energy Services - A Profitable, Focused, Conservative Business Strategy

o     Refocused on fuel delivery and service

o     Divesting / streamlining other areas of activity

      o Divested of 250 MWs of generation capacity at a net gain of 21 cents per share.

o     Fuel distribution and service companies

      o 78,000 fuel oil, natural gas, and propane customers in Baltimore, Washington, D.C. metro area and southern New England

      o Growth accomplished through internal growth and accretive "tuck in" acquisitions

      o Improved profitability from cross selling and process efficiency improvements


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                                                    [LOGO] CH Energy Group, Inc.
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Rate Settlement - Central Hudson Gas & Electric

o     Term

      o     July 1, 2001 through June 30, 2004

      o     Company option and mechanism to extend to June 30, 2006

o     ROE

      o     Set at 10.3%

      o     Up to 11.3% - 100% for shareholders only

      o From 11.3% to 14% - 50/50% sharing between customers and shareholders

      o     Over 14% - 100% for customers only

      o     Earned 12.75% (after sharing) in first rate year

o     Purchased Electricity and Natural Gas Costs

      o     100% recovered through adjustment mechanisms

      o True market price will be visible to customers and will facilitate customer migration to third party suppliers

      o     Hedging to limit price volatility for customers


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                                                    [LOGO] CH Energy Group, Inc.
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No Stranded Costs

o Stranded costs have been eliminated for Central Hudson following the sale of the Roseton and Danskammer fossil generation plants

      o Premium above book value realized from this asset sale fully recovered the Nine Mile Point 2 net book costs and produced further "customer benefits"

o Central Hudson does not have special wires charges to recover stranded costs

o     Customer Benefit Fund Uses

      o Recover $15 million cost of Newburgh Manufactured Gas Plant (MGP) site

      o     $20 million electric reliability program over 3 years

      o     Electricity Rate Base Credit of $42.5 million

      o     $45 million for annual refunds of $15 million for three years


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                                                    [LOGO] CH Energy Group, Inc.
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Thriving Local Economy - Regulated Service Territory

o Mid-Hudson Valley service territory benefits from the revitalized regional economy, as evidenced by the increasing influx of residential and commercial customers from metropolitan NYC and Albany into the eight counties served by Central Hudson

o The Hudson Valley is one of the fastest growing regions in NY State, experiencing a 9% population growth from 1990-2002

o     Regional employment growth for the 12 months ended June 2002 was 1.6%

      o     No evidence of a slowdown

o The region's diverse economy has demonstrated significant resilience to economic slowdowns affecting one large employer, or even one sector

o     The region's growth is driven by:

      o     High-end residential housing market

      o     Large regional distribution centers such as the Gap

      o High technology sector such as IBM's $2.5 Billion East Fishkill investment and the Sermatech Center in Albany.

      o     World Trade Center complex at Stewart Airport


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                                                    [LOGO] CH Energy Group, Inc.
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Thriving Local Economy - Regulated Service Territory (cont'd)

o     Businesses are attracted to the Hudson Valley region because of:

      o     Superior transportation and communications networks

      o Low energy prices, adequate energy supply and reliable delivery system

      o     Availability of educated, technology-driven workforce

      o A desirable place to work and live due to the overall quality of life offered

o Over the past year, Central Hudson has added over 3,400 new customers to its system, almost a third of which are also served with natural gas.


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                                                    [LOGO] CH Energy Group, Inc.
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Low Cost Structure and Rate Level

o     Central Hudson's residential service rates are the lowest in New York
      State

      o     Commercial and Industrial rates are even more competitive

      MONTHLY ELECTRIC BILL AS OF JULY 2002 (500 KWH)

                                                                                       NYS Average ex/CHG: $72.66
                         ------------------------------------------------------------------------------------------------------
                         -----------------------------------------------
Central Hudson           Del. -      $25.16   Energy -          $27.28            $53.02
                         -----------------------------------------------

                         -----------------------------------------------------
Rochester G&E                                                               $56.91
                         -----------------------------------------------------

                         ------------------------------------------------------------
Niagara Mohawk           Delivery -           $42.08 Energy -                  $23.27             $65.35
                         ------------------------------------------------------------

                         ----------------------------------------------------------
NYSEG                                                                             $62.68
                         ----------------------------------------------------------

                         ------------------------------------------------------------------------------------------------
Consolidated Edison      Delivery -           $41.32            Energy -            $51.94                         $93.26
                         ------------------------------------------------------------------------------------------------

                         --------------------------------------------------------------------------------
Orange & Rockland        Delivery -           $40.35               Energy -       $42.90                              $83.25
                         --------------------------------------------------------------------------------

                         0                    20                40             60                     80                  100
                         ------------------------------------------------------------------------------------------------------
                                                                      -------
                                                                      Dollars
                                                                      -------


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                                                    [LOGO] CH Energy Group, Inc.
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Low Cost Structure and Rate Level (cont'd)

o Central Hudson's gas delivery business also operates under a relatively low cost structure

      ANNUAL GAS BILL AS OF JULY 2002

                                                                                     NYS Average ex/CHG: $1180.06
                              -----------------------------------------------------------------------------------
                              ----------------------------------------------
NYSEG                                             $1,163.26
                              ----------------------------------------------

                              -------------------------------------
Niagara Mohawk                               $931.71
                              -------------------------------------

                              ------------------------------------------------
Rochester G&E                                      $1,190.71
                              ------------------------------------------------

                              ---------------------------------------------
Central Hudson                                  $1,100.73
                              ---------------------------------------------

                              ---------------------------------------------
Orange & Rockland                               $1,079.26
                              ---------------------------------------------

                              ---------------------------------------------------------
KeySpan                                            $1,279.23
                              ---------------------------------------------------------

                              ---------------------------------------------------------------
Consolidated Edison                                   $1,483.38
                              ---------------------------------------------------------------

                              -----------------------------------------------
National Fuel Gas                                $1,132.86
                              -----------------------------------------------

                              -----------------------------------------------------------------------------------
                               0         300          600          900         1200           1500          1800
                                                                      -------
                                                                      Dollars
                                                                      -------


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                                                    [LOGO] CH Energy Group, Inc.
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Outstanding Customer Service Record

o CHG&E has an ongoing, goal-driven customer quality improvement program focused on three key drivers of customer satisfaction:

      o     Reliability

      o     Call center performance

      o     Responsiveness

o An interactive telephone system supplemented by a contracted overflow facility enables CHG&E to handle an increasing number of automated customer transactions,

o Three Year $20 million Reliability Initiative is expected to reduce the number of customer outages by 25% over 3 years


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                                                    [LOGO] CH Energy Group, Inc.
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Outstanding Customer Service Record (cont'd)

o     New Outage Management System implemented:

      o System identifies the protective device causing an outage and the number of customers affected.

            --    Prioritizes outage restoration plans

            --    Optimizes repair strategies

            --    Reduces the length of service interruptions

            -- Enables CHG&E to advise customers when their power will be restored


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                                                    [LOGO] CH Energy Group, Inc.
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Profitable Competitive Business

o Revenue and earnings are $83 million and $7 million or $.45 per share for the six months ended June 30, 2002, representing 24% and 30% of CHG's total, respectively

o $63 million acquisition of Griffith Energy in November 2000, which was an immediate contributor to earnings

o Six companies totaling $18 million "tucked in" to Griffith Energy in late 2001. These companies fit strategically and have been effectively integrated.

o     Targeting up to $20 million of additional tuck in acquisitions in 2002.


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                                                    [LOGO] CH Energy Group, Inc.
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Profitable Competitive Business (cont'd)

o     Oil Distribution Business Strategy:

      o Phase 1 (1998-2000): Expand energy customer base outside of the Hudson Valley to set the stage for cross-selling package of energy products and services

            -- Targeted affluent growing areas in Northeast U.S. (Boston - Washington D.C.)

            --    Access to commercial as well as residential customers

            --    Experienced management

            --    Strong customer relationships

            --    Successfully implemented strategy

                  o CHG is now one of the 4 largest fuel oil distributors on the east coast

      o Phase 2: "Tuck in" acquisitions in established market region to increase market share and profitability

            --    Large number of potential targets available

            -- Begin to cross-sell selected products, beginning with natural gas and propane

            --    Continue to evaluate other cross-selling opportunities

            --    Reduce per unit fixed costs as scale increases


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                                                    [LOGO] CH Energy Group, Inc.
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Advantageous Capital Structure

o Central Hudson's debt is exceptionally low cost, consisting almost entirely of tax exempt NYSERDA bonds, and has excellent coverage ratios.

      o Following completion of redemption plan, average cost of debt will fall to 5.1%

CHG COVERAGE RATIOS

2002E EBITDA/                                                              7.6x
Interest Expense
--------------------------------------------------------------------------------

2002E FFO/                                                                 6.3x
Interest Expense

2002E EBIT/                                                                5.3x
Interest Expense

Total Debt/                                                                35.5%
Total Capitalization
--------------------------------------------------------------------------------

                                                               EMBEDDED COST OF
  NEW YORK STATE                                              LONG TERM DEBT (a)
    UTILITIES                                                      (12/31/01)
--------------------------                                    ------------------

Central Hudson                                                       4.64%
NYSEG                                                                6.28%
Consolidated Edison                                                  5.93%
Rochester G&E                                                        6.99%
Average                                                              6.40%
(Excl. Central Hudson)
--------------------------------------------------------------------------------

(a) Source: "Value Line Survey".

o Central Hudson currently has bond ratings for it senior secured debt of A2/A with a positive outlook


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                                                    [LOGO] CH Energy Group, Inc.
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Common Stock Repurchase Program

o Board has authorized the purchase of up to 4,000,000 shares of common stock or approximately 25 percent of the outstanding common stock during the next five years.

      o     Implemented through open market purchases

      o     Funded by surplus cash received from divestitures of power plants

      o Reinvestment into core energy delivery and energy services businesses

      o 800,000 shares targeted for first year of the program beginning August 1, 2002

      o     Program may be modified, suspended or terminated at any time


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                                                    [LOGO] CH Energy Group, Inc.
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Alternate Investments

o Plan to invest approximately $100 million of surplus cash in marketable securities and/or liquid funds that provide for

      o After-tax returns expected to exceed those available through money market instruments

      o     Acceptable risk to principal

      o     Sufficient liquidity to allow rapid response to opportunities

o     Cash reserves invested in three specific asset classes

      o     Common stock of electric utility companies

      o     Investment grade preferred stock

      o Fixed income securities such as US Treasury and Agency Bonds, mortgages, corporate bonds and asset backed securities.

o     No assurances of performance can be given

      o May increase volatility of net income due to "mark to market" accounting treatment


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                                                    [LOGO] CH Energy Group, Inc.
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                Comparison of Ch Energy Group, Inc.'s Cumulative
             Return With The EEI Index and The S&P 500 For The Five
                              Years Ended 6/30/02

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                      6/30/1997       6/30/1998       6/30/1999       6/30/2000        06/30/01        6/30/2002
CHG                     100             141.92          137.31          118.15          158.95          182.3
EEI Index               100             129.75          135.55          125.09          164.13          156.44
S&P 500 100             100             130.17          159.79          171.37          144.46          118.47

Assumes $100 Invested July 1, 1997


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